UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2017
                 --------------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

Delaware                   001-35011                22-1734088
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(State or other           (Commission                 (IRS Employer
jurisdiction of    	   File Number)             Identification No.)

incorporation)

    313 Washington Street, Suite 403, Newton, MA  02458
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          (Address of principal executive offices)

                       (617)-668-6855
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    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]     Written communications pursuant to Rule 425 under the
  Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.07      Submission of Matters to a Vote of Security Holders.

  On February 23, 2017, the Company held its Annual Meeting. The matters voted upon were: (1) the election of seven directors to serve until the next Annual Meeting; (2) the ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2016; (3) Advisory vote regarding executive compensation; and (4) Advisory vote regarding the frequency of the Executive Compensation Advisory Vote. No other matters came before the meeting.

       (1)  Election of Directors.

  The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

The following is a breakdown of the voting results:

  		Votes For	Votes Withheld	Broker Non-Votes
                ---------       --------------  ----------------
Craig Dunham	8,675,328	444,994		6,572,380
Lawrence Fox	9,044,385	75,937		6,572,380
William Hagan	9,042,885	77,437		6,572,380
David Kronfeld	9,042,285	78,037		6,572,380
Thomas Leonard	9,043,385	76,937		6,572,380
Alan Levine	9,042,285	78,037		6,572,380
Peter Sulick	8,998,985	121,337		6,572,380

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       (2)  Appointment of RSM US LLP as Independent Registered Public
       Accounting Firm.

  The shareholders of the Company ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017.

  The following is a breakdown of the voting results:

                Votes For      Votes Against   Abstentions   Broker Non-Votes
                -----------    --------------  -----------   ----------------
Number of
Votes Cast:	15,572,529	90,160		30,013		0

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

(3)  Advisory Vote Regarding Executive Officers' Compensation

The stockholders of the Company approved, on an advisory basis, the compensation philosophy and the compensation of the Company's executive officers as disclosed in the 2017 Proxy Statement. The following is a breakdown of the voting results:


                Votes For      Votes Against   Abstentions   Broker Non-Votes
                -----------    --------------  -----------   ----------------
Number of
Votes Cast:	8,296,954	1,110,461	33,325		6,572,380


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       (4)  Advisory Vote Regarding Frequency of Advisory Vote on
       Executive Officers' Compensation

  The stockholders of the Company gave advisory approval to a frequency of every three years for the Advisory Vote on the Compensation of Company's executive officers. The following is a breakdown of the voting results:




  		One Year	Two Years	Three Years	Broker Non-Votes
		----------      -----------     -----------     ----------------
Number of
Votes Cast:	1,886,870	101,904		7,429,964	6,614,716


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  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DYNASIL CORPORATION OF AMERICA
                                     (Registrant)

  Date: February 27, 2017            By: /s/ Robert J. Bowdring
                                         -----------------------
                                     Robert J. Bowdring
                                     Chief Financial Officer